UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2008
EDDIE BAUER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33070	42-1672352
(Commission File Number)	(IRS Employer Identification No.)
10401 NE 8TH STREET, SUITE 500
BELLEVUE, WA 98004
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 755-6544
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information contained in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
Item 2.02 Results of Operations and Financial Condition.
     On March 13, 2008, Eddie Bauer Holdings, Inc. issued a press release announcing certain financial information regarding fourth fiscal quarter and fiscal year ended December 29, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 13, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDDIE BAUER HOLDINGS, INC. (Registrant)
Dated: March 13, 2008	By:	/s/ Freya R. Brier
Freya R. Brier
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 13, 2008